UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: May 12, 2014

(Date of earliest event reported)

Parametric Sound Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-35465	27-2767540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Summit Lake Drive, Suite 100

Valhalla, New York

(Address of principal executive offices)

888-477-2150

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 – Results of Operations and Financial Condition

On May 12, 2014, Parametric Sound Corporation (the “Company”) issued a press release announcing its financial results for its first quarter ended March 31, 2014. A copy of that press release and the attached financial schedules are attached as Exhibit 99.1 to this report and incorporated herein by reference.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Kenneth F. Potashner, a member of the Board of Directors (the “Board”) of the Company, resigned from the Board effective May 12, 2014. Mr. Potashner’s resignation did not involve any disagreement with the Company. A copy of the Company’s press release announcing Mr. Potashner’s resignation is attached as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Press release dated May 12, 2014, announcing financial results for the first quarter ended March 31, 2014.

99.2	Press release dated May 12, 2014, announcing the resignation of Kenneth F. Potashner.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2014	PARAMETRIC SOUND CORPORATION

	By:	/s/ Juergen Stark
Juergen Stark Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description

99.1	Press release dated May 12, 2014, announcing financial results for the first quarter ended March 31, 2014.

99.2	Press release dated May 12, 2014, announcing the resignation of Kenneth F. Potashner.